Ex. 99.28(d)(40)(xxvi)

Amendment to

Amended and Restated

Investment Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation (originally, Mellon Capital Management Corporation), a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and Sub-Adviser (the “Parties”) entered into an Amended and Restated Investment Sub-Advisory Agreement, effective as of the 1st day of December, 2012, as amended (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each a “Fund,” and collectively, the “Funds”) of JNL Series Trust (the “Trust”), as listed on Schedule A of the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

Whereas, the Parties have agreed to amend the Agreement to incorporate the following changes (“Fund Changes”) effective April 27, 2020, as approved by the Board of Trustees of the Trust:

  New Funds (and corresponding fee schedules):
-	JNL iShares Tactical Growth Fund (formerly a series of the Jackson Variable Series Trust),
-	JNL iShares Tactical Moderate Fund (formerly a series of the Jackson Variable Series Trust),
-	JNL iShares Tactical Moderate Growth Fund (formerly a series of the Jackson Variable Series Trust),
-	JNL/Mellon Equity Income Fund (formerly a series of the Jackson Variable Series Trust),
-	JNL/Mellon Communication Services Sector Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon Consumer Discretionary Sector Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon DowSM Index Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon Energy Sector Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon Financial Sector Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon Healthcare Sector Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon MSCI World Index Fund (formerly a series of the JNL Variable Fund LLC),
-	JNL/Mellon Nasdaq® 100 Index Fund (formerly a series of the JNL Variable Fund LLC), and
-	JNL/Mellon Information Technology Sector Fund (formerly a series of the JNL Variable Fund LLC).

  Termination/Removal of the following Funds (and corresponding fee schedules):
-	JNL/Mellon S&P 1500 Growth Index Fund,
-	JNL/Mellon S&P 1500 Value Index Fund, and
-	JNL/S&P Mid 3 Fund.

3.	Fund Name Changes:
-	JNL/S&P Competitive Advantage Fund to be renamed the JNL/Goldman Sachs Competitive Advantage Fund,
-	JNL/S&P Dividend Income & Growth Fund to be renamed the JNL/Goldman Sachs Dividend Income & Growth Fund,
-	JNL/S&P International 5 Fund to be renamed the JNL/Goldman Sachs International 5 Fund,
-	JNL/S&P Intrinsic Value Fund to be renamed the JNL/Goldman Sachs Intrinsic Value Fund, and
-	JNL/S&P Total Yield Fund to be renamed the JNL/Goldman Sachs Total Yield Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule A to the Agreement is hereby deleted and replaced, in its entirety, with Schedule A dated April 27, 2020, attached hereto.

2)	Schedule B to the Agreement is hereby deleted and replaced, in its entirety, with Schedule B dated April 27, 2020, attached hereto.

3)	Except as specifically amended hereby, the Agreement shall remain in full force and effect, in accordance with its terms.

4)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

5)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective April 27, 2020.

Jackson National Asset Management, LLC		Mellon Investments Corporation (originally, Mellon Capital Management Corporation)

By:	/s/ Emily J. Bennett	By:	/s/ Rose Huening-Clark
Name:	Emily J. Bennett	Name:	Rose Huening-Clark
Title:	Assistant Vice President and Associate General Counsel	Title:	Managing Director

Schedule A

Dated April 27, 2020

Funds
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL S&P 500 Index Fund
JNL/Goldman Sachs Competitive Advantage Fund
JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/Goldman Sachs International 5 Fund
JNL/Goldman Sachs Intrinsic Value Fund
JNL/Goldman Sachs Total Yield Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Equity Income Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon International Index Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/Mellon MSCI World Index Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL/Mellon Utilities Sector Fund
JNL/RAFI® Fundamental Asia Developed Fund
JNL/RAFI® Fundamental Europe Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund

A-1

Funds
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Morningstar Wide Moat Index Fund

A-2

Schedule B

Dated April 27, 2020

(Compensation)

JNL iShares Tactical Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL iShares Tactical Moderate Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL iShares Tactical Moderate Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Goldman Sachs Competitive Advantage Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Dividend Income & Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

B-1

JNL/Goldman Sachs International 5 Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Intrinsic Value Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Goldman Sachs Total Yield Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
Over $500 million	0.015%

JNL/Mellon Bond Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Communication Services Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Consumer Discretionary Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

B-2

JNL/Mellon Consumer Staples Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon DowSM Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Emerging Markets Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Energy Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Equity Income Fund
Average Daily Net Assets	Annual Rate
$0 to $100 Million	0.25%
$100 Million to $200 Million	0.20%
Over $200 Million	0.15%

JNL/Mellon Financial Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

B-3

JNL/Mellon Healthcare Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Industrials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Information Technology Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon International Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon Materials Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon MSCI KLD 400 Social Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-4

JNL/Mellon MSCI World Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Nasdaq® 100 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Amounts over $2 billion	0.010%

JNL/Mellon Real Estate Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Mellon S&P 500 Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

B-5

JNL/Mellon S&P 400 MidCap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Small Cap Index Fund
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Utilities Sector Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental Asia Developed Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental Europe Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-6

JNL/RAFI® Multi-Factor U.S. Equity Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/T. Rowe Price Mid-Cap Growth Fund*
Average Daily Net Assets	Annual Rate
$0 to $50 million	0.090%
$50 million to $100 million	0.060%
$100 million to $750 million	0.030%
Over $750 million	0.015%

*Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Investments Corporation.

JNL/Vanguard Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-7

JNL/Morningstar Wide Moat Index Fund
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $2 billion	0.015%
Over $2 billion	0.010%

B-8